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                                                                    Exhibit 99.4


                           CHRIS-CRAFT INDUSTRIES, INC
                      UNAUDITED CONSOLIDATING BALANCE SHEET
                               AS OF JUNE 30, 2001

                                  (in millions)


                               Consolidated   Combined                 Consolidated                                       Chris-
                                  United         BHC                         BHC      Industrial  Head                    Craft
                               Television   TV Division  Eliminations  Communications  Division  Office  Eliminations  Consolidated
                               -----------  ------------ ------------- --------------  --------- ------  ------------- -------------

            ASSETS

 Cash and cash equivalents       $ 154         $ 884        $ -          $ 1,038        $ -       $ 88                   $ 1,126
 Marketable securities             113           413                         526                                             526
 Federal and state income
  tax refund                        11             5                          16                                              16
 Accounts receivable                46            51         (1)              96          4                                  100
 Interest receivable                 2             3                           5                                               5
 Film contract rights               30            78                         108                                             108
 Deferred income tax benefits        5             6                          11                    15                        26
 Inventories                         -             -                           -          3                                    3
 Other current assets                3            20                          23                     1                        24
                               -----------------------------------------------------------------------------------------------------
      Total current assets         364         1,460         (1)           1,823          7        104         -           1,934
 Non-current portion of film
   contract rights                  15            81                          96                                              96
 Property and equipment, net        31            27                          58          8                                   66
 Investments                        37            49                          86                     3                        89
 Intangible assets                 136           244         18              398          1                   55             454
 Other assets                        4           305       (285)              24                 1,607    (1,587)             44
                               -----------------------------------------------------------------------------------------------------
      Total assets               $ 587       $ 2,166     $ (268)         $ 2,485       $ 16    $ 1,714  $ (1,532)        $ 2,683
                               =====================================================================================================

      LIABILITIES AND
   SHAREHOLDERS' INVESTMENTS

 Film contracts payable           $ 36          $ 73        $ -            $ 109        $ -        $ -         -           $ 109
 Accounts payable                    1             3         (1)               3          1                                    4
 Accrued expenses                   29            55                          84          1         40                       125
 Deferred revenue                    2             7                           9                                               9
 Federal income taxes payable        9             2                          11                    13                        24
 State income taxes payable          -             8                           8                     3                        11
                               -----------------------------------------------------------------------------------------------------
      Total current liabilities     77           148         (1)             224          2         56         -             282
 Film contracts payable-LT          44           111                         155                                             155
 Deferred federal income taxes       2             -                           2                                               2
 Due to affiliates                   -             -                           -                                               -
 Other liabilities                   -             4                           4                    13                        17
 Minority interest                   -             -        197              197                             381             578
                               -----------------------------------------------------------------------------------------------------
                                   123           263        196              582          2         69       381           1,034
                               -----------------------------------------------------------------------------------------------------
    SHAREHOLDERS' INVESTMENTS

 Convertible preferred stock         -             -                           -                     4                         4
 Class B common stock                -             -                           -                     4                         4
 Common stock                        -             -                           -                    14                        14
 Capital surplus                    16             -        (16)               -          5        503        (5)            503
 Retained earnings                 448         1,899       (448)           1,899          9      1,120    (1,908)          1,120
                               -----------------------------------------------------------------------------------------------------
                                   464         1,899       (464)           1,899         14      1,645    (1,913)          1,645
 Accumulated other
   comprehensive income              -             4                           4                                               4
                               -----------------------------------------------------------------------------------------------------
                                   464         1,903       (464)           1,903         14      1,645    (1,913)          1,649
                               -----------------------------------------------------------------------------------------------------

      Total liabilities and
        shareholders'
         investments             $ 587       $ 2,166     $ (268)         $ 2,485       $ 16    $ 1,714  $ (1,532)        $ 2,683
                               =====================================================================================================
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